UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2014

WCI Communities, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36023	27-0472098
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24301 Walden Center Drive Bonita Springs, Florida	34134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (239) 947-2600

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On August 5, 2014, WCI Communities, Inc. (the “Company”) issued a press release regarding its consolidated financial results as of and for the three and six months ended June 30, 2014 (the “Earnings Release”). The full text of the Earnings Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished under this Item 2.02 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01	Regulation FD Disclosure.

In connection with the issuance of the Earnings Release, the Company is holding a public conference call and webcast on August 5, 2014 at 8:30 a.m. (Eastern Time) during which Keith E. Bass, President and Chief Executive Officer, and Russell Devendorf, Senior Vice President and Chief Financial Officer, will make the presentation attached as Exhibit 99.2 to this Current Report on Form 8-K. Information regarding access to the conference call and webcast is set forth in the Earnings Release.

The information furnished under this Item 7.01 (including Exhibit 99.2) shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The exhibits listed below shall be deemed to be furnished and not “filed.”

Exhibit Number	Description of Exhibit

99.1	Earnings press release issued by the Company on August 5, 2014.

99.2	Presentation of the Company on August 5, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WCI COMMUNITIES, INC.

/s/ Vivien N. Hastings
Vivien N. Hastings
Senior Vice President, Secretary and General Counsel

Date: August 5, 2014

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

99.1	Earnings press release issued by the Company on August 5, 2014.

99.2	Presentation of the Company on August 5, 2014.

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